Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
MAGNERA CORPORATION 401(K) SAVINGS PLAN [Member]
Risks and Uncertainties [Abstract]
Risks and Uncertainties
Note 7 - Risks and Uncertainties

The Plan invests in various securities including common collective trusts, money market funds, mutual funds, and the Stock Fund. Investment securities in general are exposed to various risks; such as interest rates, credit and overall market volatility. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the value of investment securities will occur in the near term and such changes could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits.